AVAILABLE FOR SALE SECURITIES (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Dec. 31, 2015
Amortized cost	$ 197,606		$ 185,148
Accumulated net unrealized (loss)/gain	(77,631)		14,446
Available-for-sale Securities	119,975		199,594
Available for sale securities impairment charge	0	$ 0	20,552
Corporate Bond Securities [Member]
Available-for-sale Securities	33,400		35,100
Common Stock [Member]
Available-for-sale Securities	$ 86,600		$ 164,500